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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): January 21, 2004




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


                OKLAHOMA                              1-8140                              48-0222760
        (State of incorporation              (Commission file number)       (I.R.S. employer identification number)
            or organization)


                          1945 LAKEPOINTE DRIVE
                            LEWISVILLE, TEXAS                                                 75057
                 (Address of principal executive offices)                                  (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 1, 2003, Fleming Companies, Inc. ("Fleming") and certain of its subsidiaries filed petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On April 18, 2003, Fleming submitted to the Bankruptcy Court an application (the "Application") requesting the Bankruptcy Court's approval of the employment and retention of Deloitte & Touche LLP ("Deloitte") as independent auditors, accountants and property tax service providers to Fleming.

         Fleming filed the Debtors' and Official Committee of Unsecured Creditors' Second Amended Joint Plan of Reorganization of Fleming Companies, Inc. and its filing subsidiaries under Chapter 11 of the United States Bankruptcy Code (the "Plan" which Plan is filed as Exhibit 99.1 to Fleming's Form 8-K dated March 26, 2004 and filed with the Securities and Exchange Commission on March 30, 2004) with the Bankruptcy Court on March 26, 2004, which Plan, once approved by the Bankruptcy Court, will result in the cancellation of all of Fleming's equity securities.

         On April 29, 2003, the acting United States Trustee (the "Trustee") for Fleming's bankruptcy case filed an objection to the Application, objecting to the appointment of Deloitte. While Fleming and Deloitte each tried to satisfy the Trustee with respect to its objections, the Trustee's objections continued. In light of the objections, on January 21, 2004, Fleming orally notified the Bankruptcy Court of its intention to withdraw the Application requesting the retention of Deloitte as Fleming's independent auditors, accountants and property tax service providers. Fleming has not petitioned the Bankruptcy Court for the appointment of any other auditors at this time and, therefore, no auditors have been secured.

         In light of the Plan, Fleming does not intend to request the appointment of independent auditors to audit Fleming's consolidated financial results. As a result, Fleming will be unable to file its Annual Report on Form 10-K for the fiscal year ended December 28, 2002, its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, all reports on Form 10-Q for the quarterly periods during 2003 and thereafter, any historical financial reports that Fleming previously indicated may need to be restated in its Form 12b-25 filings filed with the Securities Exchange Commission and any future financial reports required by the Securities Exchange Act of 1934, as amended. Fleming intends to seek the Bankruptcy Court's approval of the retention of independent auditors to audit the financial statements of Core-Mark Newco (as defined in the Plan), a new company that will be formed pursuant to the Plan and will own and operate Core-Mark International, Inc. and the continuing operations of the Fleming convenience store operations.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLEMING COMPANIES, INC.


Date:  March 31, 2004             By:      /s/ Rebecca A. Roof
                                     -----------------------------------------
                                     Rebecca A. Roof
                                     Interim Chief Financial Officer